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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 11, 1996



                           BENTON OIL AND GAS COMPANY
             (Exact name of registrant as specified in its charter)



Delaware                          1-10762                      77-0196707
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



                         1145 Eugenia Place, Suite 200
                         Carpinteria, California  93013
            (Address of principal executive offices, with zip code)



        Registrant's telephone number, including area code:   (805) 566-5600





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ITEM 5. OTHER EVENTS.

        Attached hereto as Appendix A and incorporated herein by this reference is the Company's press release related to the execution of a non-binding letter of intent related to the sale of the Company's wholly-owned subsidiary, such release disseminated on January 11, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statement of Businesses Acquired.

        None

(b)     Pro Forma Financial Information.

        None

(c)     Exhibits.

        None





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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of January, 1996.

                                 BENTON OIL AND GAS COMPANY


                                 By:   /s/ Chris C. Hickok
                                     ----------------------------------
                                     Chris C. Hickok, Vice President-Controller
                                     and Principal Accounting Officer





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                                   APPENDIX A

                      BENTON OIL AND GAS COMPANY ANNOUNCES
                 LETTER OF INTENT TO SELL LOUISIANA OPERATIONS
                             TO SHELL OFFSHORE INC.

FOR IMMEDIATE RELEASE:  THURSDAY, JANUARY 11, 1996

CARPINTERIA, CA. - (Jan. 11, 1996) - Benton Oil and Gas Company (NASDAQ NMS:
BNTN) today announced that it has signed a letter of intent to sell the stock of its wholly owned subsidiary, Benton Oil and Gas Company of Louisiana (BOGLA) to Shell Offshore Inc., an affiliate of Shell Oil Company, for $35.4 million. BOGLA owns all of Benton's significant domestic properties, consisting of the Rabbit Island, Belle Isle and West Cote Blanche Bay Fields located in the Louisiana state waters in St. Mary and Iberia Parishes, La. Benton and Shell will negotiate a definitive purchase agreement and anticipate closing during the first quarter of 1996. If the transaction is completed, Benton expects to realize an estimated pre-tax gain of approximately $10 million.

    "This sale has several strategic advantages," stated A.E. Benton, Chairman of the Board and Chief Executive Officer. "First, it provides additional capital to accelerate the development of our Venezuelan operations, specifically the commencement of drilling wells and constructing production facilities in the Tucupita Field. Second, it deleverages the Company by allowing us to repay approximately $10 million in debt. Finally and most importantly, it allows the Company to focus internationally to seek additional projects."

Benton Oil and Gas Company, headquartered in Carpinteria, Calif., is an independent oil and gas exploration and production company with domestic operations in the Gulf Coast region of Louisiana and international operations in the eastern region of Venezuela and the West Siberia region of Russia. Benton's common stock is traded on the NASDAQ National Market System (symbol:
BNTN).

CONTACT:     Gregory S. Grabar

             Benton Oil and Gas Co.

             (805)566-5600